Exhibit 10.33.5.1
INVESTOR RIGHTS AGREEMENT
     THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) dated as of April 11, 2007, by and between Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”), and Wachovia Investment Holdings, LLC, a Delaware limited liability company (the “Investor”).
     WHEREAS, this Agreement is made pursuant to the Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Investor (the “Purchase Agreement”), which provides for the sale by the Company to the Investor of 8,000,000 shares (the “Shares”) of the Company’s Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”);
     WHEREAS, in order to induce the Investor to enter into the Purchase Agreement and in satisfaction of a condition to the Investor’s obligations thereunder, the Company has agreed to provide to the Investor and its transferees and assigns the rights set forth in this Agreement; and
     WHEREAS, the execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1. Definitions
     As used in this Agreement, the following capitalized defined terms shall have the following meanings. Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Purchase Agreement.
     “144A Demand” shall have the meaning set forth in Section 2 hereof.
     “144A Demand Deadline” shall have the meaning set forth in Section 2 hereof.
     “144A Offering” shall have the meaning set forth in Section 2 hereof.
     “Agreement” shall have the meaning set forth in the preamble to this Agreement.
     “Articles Supplementary” shall mean the Articles Supplementary setting forth the rights, privileges and preferences of the Shares.
     “Commission” shall mean the Securities and Exchange Commission or any successor thereto.
     “Company” shall have the meaning set forth in the preamble to this Agreement.
     “Company Registration Statement” shall mean either a Shelf Registration Statement of the Company pursuant to the provisions of Sections 3 hereof or a Registration Statement of the Company pursuant to Sections 4 hereof.

     “Default Payments” shall have the meaning set forth in Section 7 hereof.
     “Demand Registration” shall have the meaning set forth in Section 4(a) hereof.
     “Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, including any agent thereof; provided, however, that any such depositary must at all times have an address in the Borough of Manhattan, the City of New York.
     “EDGAR” shall have the meaning set forth in the last paragraph of this Section 1.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all Commission or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any of the Shares under state or other securities or blue sky laws and any filing with and review by the NASD), (iii) all expenses of the Company in preparing, printing and distributing any Offering Memorandum, any Company Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, and certificates representing the Shares and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Shares on any securities exchange or exchanges or on any quotation system, (v) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Offering Memorandum, Company Registration Statement or Prospectus, including the expenses of any special audits or “comfort letters” required by or incident to such performance and compliance, and (vi) the reasonable fees and disbursements, if any, of special counsel representing the Holders of Registrable Shares; provided that, except as otherwise provided herein, fees and disbursements of counsel to the underwriters and the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder shall be excluded from the definition of Expenses.
     “Holders” shall mean the Investor, for so long as it owns any Registrable Shares, and each of its respective successors, assigns and direct and indirect transferees who become holders of the Registrable Shares.
     “Investor” shall have the meaning set forth in the preamble of this Agreement.
     “Majority Holders” shall mean the Holders of a majority of the aggregate liquidation preference of the Registrable Shares outstanding.
     “Material Adverse Effect” shall mean an event, change, or occurrence, which, individually or together with any other event, change or occurrence, has or is reasonably likely to have a material adverse impact on the business, properties, financial condition or results of operations of the Company or its Subsidiaries, taken as a whole.
     “NASD” shall mean the National Association of Securities Dealers, Inc.
     “Offering Commencement Date” shall have the meaning set forth in Section 2(ii) hereof.
     “Offering Memorandum” shall mean the sort customary in Rule 144A offerings (including all disclosures required by Rule 144A and Regulation S) for use by the Investor in connection with the resale of the Shares to Subsequent Purchasers.
     “Person” shall mean an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “PORTAL Market” shall mean the Private Offering, Resales and Trading through Automated Linkages Market of the NASD.
     “Prospectus” shall mean the prospectus included in a Company Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by a Company Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.
     “Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.
     “Registrable Shares” shall mean the Shares; provided, however, that any Shares shall cease to be Registrable Shares when (i) a Company Registration Statement with respect to such Shares shall have been declared effective under the Securities Act and such Shares shall have been disposed of pursuant to such Company Registration Statement, (ii) such Shares shall have been sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) such Shares shall have ceased to be outstanding.
     “Registration Default” shall have the meaning set forth in Section 7 hereof.
     “Registration Statement” shall have the meaning set forth in Section 4(a) hereof.
     “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “Series C Preferred Stock” shall have the meaning set forth in the preamble to this Agreement.
     “Shares” shall have the meaning set forth in the preamble to this Agreement.

     “Shelf Registration” shall have the meaning set forth in Section 3(a) hereof.
     “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 3 of this Agreement which registers resales of all of the Registrable Shares on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.
     “Subsequent Purchaser” shall mean a purchaser of a portion or all of the Shares in connection with any 144A Offering, Shelf Registration or Demand Registration as contemplated by this Agreement.
     “Underwriter” shall have the meaning set forth in Section 5(a)(iii) hereof.
          For purposes of this Agreement, (i) all references in this Agreement to any Company Registration Statement, Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”); (ii) all references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in any Offering Memorandum, Company Registration Statement or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Offering Memorandum, Company Registration Statement or Prospectus, as the case may be; (iii) all references in this Agreement to amendments or supplements to any Offering Memorandum, Company Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated or deemed to be incorporated by reference in such Offering Memorandum, Company Registration Statement or Prospectus, as the case may be; (iv) all references in this Agreement to specific rules under the Securities Act, and all references to any sections or subsections thereof or terms defined therein, shall in each case include any successor provisions thereto; and (v) all references in this Agreement to days (but not to business days) shall mean calendar days.
Section 2. 144A Offering
          On or before 5:00 p.m. New York time on the date which is 18 months after the date of this Agreement (the “144A Demand Deadline”), if the Company has not delivered to the Investor an irrevocable notice of redemption of all of the Shares, then the Investor may demand (a “144A Demand”) that the Company render the Shares eligible for resale pursuant to Rule 144A under the Securities Act and Regulation S under the Securities Act by fulfilling the obligations set forth in this Section 2, provided, however, that each and every such obligation shall terminate upon the first to occur of (x) the complete redemption of the Series C Preferred Stock by the Company and (y) such time as each Holder is eligible to sell its Shares under Securities Act Rule 144(k); provided further, however, that such termination shall not relieve the

Company from any liability for Default Payments which the Company was obligated to pay to the Investor pursuant to Section 7 of this Agreement prior to such termination.
          (i) Creating a Marketable Security.
          (A) Additional Issuer Information. In order to render the Shares eligible for resale pursuant to Rule 144A under the Securities Act, so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15(d)) of the Exchange Act, and in the event the Company is no longer required to file such reports pursuant to Section 13 or 15(d) of the Exchange Act, the Company agrees, for the benefit of Holders of the Shares, to furnish at its expense upon request, while any of the Shares remain outstanding, to any Holder or prospective purchasers of Shares the information specified in Rule 144A(d)(4) and Rule 144(c)(2) and any other information necessary to permit sales of the Shares pursuant to Rule 144A and take any other action that is reasonable in the circumstances to the extent required to enable Holders to sell the Shares pursuant to Rule 144 and Rule 144A.
          (B) Offering Memorandum. If requested in writing by the Investor, the Company shall prepare an Offering Memorandum, which shall be in final form no later than the earlier of (x) the 144A Demand Deadline and (y) 30 days after the making of a 144A Demand. The Offering Memorandum shall disclose real estate investment trust related transfer limitations and other restrictions on transfer contained in the Company’s charter and shall include other disclosures and provisions customary to offerings made in reliance upon Rule 144A. The Company agrees to furnish to the Investor, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as the Investor shall reasonably request from time to time for use in connection with resales of the Shares.
          (C) Investor’s Review of Final Offering Memorandum and Proposed Amendments and Supplements. Prior to the delivery of the final version of any Offering Memorandum or any proposed amendment or supplement thereto by the Company to the Investor, the Company shall furnish to the Investor for review a copy of the proposed Offering Memorandum or proposed amendment or supplement thereto, as the case may be, prior to printing such Offering Memorandum or such amendment or supplement thereto, and the Company shall not print the Offering Memorandum or issue any amendment or supplement containing any provision to which the Investor or its counsel reasonably objects (with reasonable prior notice to the Company).
          (D) Amendments and Supplements to the Offering Memorandum. If, prior to the completion of the resale of the Shares by the Investor to Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances when such document is delivered to a prospective Subsequent Purchaser, not misleading, or if in the reasonable opinion of counsel for the Investor it is otherwise necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company agrees, promptly upon the Investor’s written request, to prepare and furnish at its own expense to the Investor such number of copies of amendments or supplements to the Offering Memorandum as are reasonably requested by the Investor containing such information as is necessary so that the statements therein as so amended or supplemented will not, in the light of the circumstances when such document is delivered to a prospective Subsequent Purchaser, be misleading or so that such document, as amended or supplemented, will comply with applicable law. The Company hereby expressly acknowledges that the indemnification and contribution provisions of Section 10 of this Agreement are specifically applicable and relate to each Offering Memorandum amendment or supplement referred to in this Section 2(i)(D).
          (E) Depositary Eligibility. No later than 15 days prior to the delivery of the Offering Memorandum, the Company shall cause the Shares to be eligible for clearance and settlement through the facilities of the Depositary, including, if necessary and to the extent appropriate for a security intended to be traded under Rule 144A and, to the extent allowed by applicable law, removal of any legends.
          (F) PORTAL Market Inclusion. The Company will use its best efforts to permit the Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market.
          (G) Blue Sky Compliance. The Company (i) shall cooperate with the Investor and counsel for the Investor to qualify or register the Shares for sale under (or obtain exemptions from the application of) the Blue Sky or state or other securities laws of those jurisdictions (both domestic and foreign) as may be designated by the Investor or its counsel, (ii) shall comply with such laws and (iii) shall continue such qualifications, registrations and exemptions in effect so long as required for the Investor’s placement of the Shares to the Subsequent Purchasers; provided, however, that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, and provided further, however, that the Company may require that offers and sales in one or more jurisdictions must be made through brokers licensed in that jurisdiction. The Company will advise the Investor promptly of its knowledge of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
          (ii) Offering Commencement Date/Customary Rule 144A Deliveries. The Company shall deliver, and shall cause its attorneys, accountants and officers, as applicable, to deliver the following documents to the Investor at the offices of Alston & Bird LLP, Washington, D.C., no later than 5:00 p.m. New York time on such date (which date shall be on or after the earlier of (x) 144A Demand Deadline and (y) 30 days after the making of a 144A Demand) as may be designated by the Investor as the “Offering Commencement Date.”
          (A) Officers’ Certificate. On the Offering Commencement Date, the Investor shall receive from the Company a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Investor, to the effect that, except as disclosed in such certificate:
          (1) Any requests made by the staff of the Commission in connection with any review of the Company’s filings with the Commission shall have been responded to and complied with to the Investor’s satisfaction at the time such certificate is delivered;
          (2) Each signer of such certificate has carefully examined the Offering Memorandum (which term includes any documents incorporated by reference therein) and (A) as of the date of such certificate, the Offering Memorandum does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it would be necessary to amend or supplement the Offering Memorandum in order to make the statements therein not untrue or misleading in any material respect;
          (3) Except as described in such certificate, each of the representations and warranties of the Company contained in the Purchase Agreement was, when originally made, and is, at the time such certificate is delivered, true and correct in all material respects, except for such inaccuracies that, individually or in the aggregate, will not have a Material Adverse Effect; and
          (4) Each of the covenants required to be performed by the Company herein on or prior to the delivery of such certificate has been duly, timely and fully performed in all material respects.
          (B) Opinion of Counsel. On the Offering Commencement Date, the Investor shall receive (1) an opinion of Andrews Kurth LLP, special counsel for the Company (or other counsel for the Company acceptable to the Investor) dated as of the date of its delivery, as to the matters set forth in Exhibit A-1 hereto and (2) an opinion of Hogan & Hartson LLP, Maryland counsel for the Company (or other counsel for the Company acceptable to the Investor), dated the date of its delivery, as to the matters set forth in Exhibit A-2 hereto.
          (C) Accountant’s Comfort Letter. On the Offering Commencement Date, the Investor shall receive from Ernst & Young LLP (or successor auditors of the Company who shall be independent public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act) a letter dated as of such date addressed to the Investor, containing statements and information of the type ordinarily included in an accountants’ “comfort letter” to initial purchasers in offerings made in reliance upon Rule 144A, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited, unaudited and pro forma financial statements and certain financial information contained, or incorporated by reference, in the Offering Memorandum. In the event that the letter referred to above describes, for the period subsequent to the date of the most recent consolidated balance sheet and income statement of the Company included or incorporated by reference in the Offering Memorandum, any changes in the capital stock, increases in long-term debt, or decreases in the consolidated assets or stockholders’ equity of the Company, as compared with amounts shown on the then-most recent consolidated balance sheet of the Company included or incorporated by reference in the Offering Memorandum, or any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or net income per share of the Company, except in each case for such changes, increases or decreases that the Offering Memorandum discloses have occurred or may occur, (i) such letter shall be accompanied by the written explanation of the Company as to the significance thereof, unless the Investor deems such explanation unnecessary, and (ii) if such changes or decreases, in the good faith judgment of the Investor, make it impractical or inadvisable to proceed with the re-offering of the Shares as contemplated by this Agreement, at the Investor’s request the Company shall prepare a supplement to the Offering Memorandum (which may take the form of a filing with the Commission that is incorporated by reference into the Offering Memorandum) disclosing and explaining such financial condition.
          (D) Other Documents. On the Offering Commencement Date, counsel to the Investor shall be furnished with such other documents as such counsel may reasonably require in order to evidence the accuracy and completeness of any of the representations and warranties contained in this Agreement.
All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Investor and its counsel. The Investor may, in its sole discretion, but shall not be required to, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.
          (iii) Offer, Sale and Resale Procedures. The Investor and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Shares in reliance on Rule 144A (the “144A Offering”):
          (A) Offers and Sales Only to Qualified Institutional Buyers, Institutional Accredited Investors or Non U.S. Persons. Offers and sales of the Shares will be made only by the Investor or affiliates thereof qualified or registered to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall be made only:
          (1) to persons whom the offeror or seller, or any person acting on behalf of them, reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act);
          (2) to a limited number of other institutional purchasers that the offeror or seller reasonably believes to be accredited investors (as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act); or
          (3) pursuant to offers and sales that occur outside of the United States within the meaning of Regulation S under the Securities Act.
          (B) No General Solicitation. The Shares will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be used in the United States in connection with the offering of the Shares.
          (C) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of Shares acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to this Section 2(a), each third party shall, in the reasonable judgment of the Investor, be a qualified institutional buyer.
          (D) Rule 144A Reliance and Restrictions on Transfer. The Offering Memorandum shall make prospective offerees aware of the reliance by the offeror and/or seller on the exemptions provided by Rule 144A and Regulation S and shall provide that Subsequent Purchasers that acquire any Shares shall be deemed to have agreed that such Shares may only be resold or otherwise transferred if such Shares are registered for sale under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act (including Rule 144A and Regulation S), or in a transaction not otherwise subject to the Securities Act.

Section 3. Shelf Registration
          (a) On or after 5:00 p.m. New York time on the date which is nine months after the date of this Agreement, if the Company has not delivered to the Investor an irrevocable notice of redemption of all of the Shares, the Investor or the Majority Holders may demand that the Company file with the Commission a Shelf Registration Statement, including a Prospectus for use by the Investor and other holders of the Shares, as selling stockholders of their Shares (a “Shelf Registration”), and the Company shall thereupon use its reasonable best efforts to have the Shelf Registration Statement and a companion Form 8-A registration statement for the Series C Preferred Stock declared effective no later than 60 days after the making of such Shelf Registration and thereafter to keep the Shelf Registration Statement continuously effective until each Holder is eligible to sell its Shares under Securities Act Rule 144(k); provided, however, that each and every such obligation shall terminate upon the complete redemption of the Series C Preferred Stock by the Company; provided further, however, that such termination shall not relieve the Company from any liability for Default Payments which the Company was obligated to pay to the Investor pursuant to Section 7 of this Agreement prior to such termination.
          (b) In the event the Investor requests a Shelf Registration pursuant to this Section 3, the Company shall, if requested by the Investor, use its reasonable best efforts to list the Series C Preferred Stock on the New York Stock Exchange commencing upon the effective date of the related Form 8-A.
Section 4. Demand Registration
          (a) On or after 5:00 p.m. New York time on the date which is seven months after the date of this Agreement, if the Company has not delivered to the Investor an irrevocable notice of redemption of all of the Shares, the Investor or the Majority Holders may demand that the Company file with the Commission a Form S-11 or Form S-3 (a “Registration Statement”), including a Prospectus for use by the Investor and other holders of the Shares, as selling stockholders of their Shares (a “Demand Registration”), and the Company shall thereupon use its reasonable best efforts to have the Registrations Statement and a companion Form 8-A registration statement for the Series C Preferred Stock declared effective no later than 60 days after the making of such Demand Registration; provided, however, that each and every such obligation shall terminate upon the complete redemption of the Series C Preferred Stock by the Company; provided further, however, that such termination shall not relieve the Company from any liability for Default Payments which the Company was obligated to pay to the Investor pursuant to Section 7 of this Agreement prior to such termination.
          (b) In the event the Investor requests a Demand Registration pursuant to this Section 4, the Company shall, if requested by the Investor, use its reasonable best efforts to list the Series C Preferred Stock on the New York Stock Exchange commencing upon the effective date of the related Form 8-A.
Section 5. Registration Procedures
          (a) In connection with the obligations of the Company with respect to any Company Registration Statement, the Company agrees as follows:

          (i) The Company shall prepare and file with the Commission a Company Registration Statement within the time periods specified in Section 3 or Section 4, as the case may be, and on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Shares by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Company Registration Statement to become effective and remain effective in accordance with Section 3 or Section 4 hereof, as the case may be.
          (ii) The Company shall prepare and file with the Commission such amendments and post-effective amendments to such Company Registration Statement as may be necessary under applicable law to keep such Company Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Shares covered by the Company Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof.
          (iii) The Company shall (1) notify each Holder of Registrable Shares, at least ten business days prior to filing, that a Company Registration Statement with respect to the Registrable Shares is being filed and advising such Holders that the distribution of Registrable Shares will be made in accordance with the method elected by the Majority Holders; (2) furnish to each Holder of Registrable Shares, to counsel for the Investor, to counsel for the Holders, if any, and to each underwriter of an underwritten offering of Registrable Shares (each, an “Underwriter”), if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Shares; and (3) subject to the penultimate paragraph of this Section 5, the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders and underwriters of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by any Prospectus or any amendment or supplement thereto.
          (iv) The Company shall use its reasonable best efforts to register or qualify the Registrable Shares under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Shares covered by a Company Registration Statement or, to the extent required by law, an Offering Memorandum and each underwriter of an underwritten offering of Registrable Shares shall reasonably request, to cooperate with the Holders and the underwriters of any Registrable Shares in connection with any filings required to be made with the NASD, to keep each such registration or qualification effective during the period any Company Registration

Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(a)(iv) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject.
          (v) The Company shall notify each Holder of Registrable Shares and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (1) when a Company Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the Commission or any state securities authority for post-effective amendments or supplements to a Company Registration Statement or Prospectus or for additional information after a Company Registration Statement has become effective, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Company Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (5) of the suspension of use of the Prospectus as a result of the happening of any event or the discovery of any facts or the taking of any action during the period a Company Registration Statement is effective or which makes any statement made in such Company Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Company Registration Statement or Prospectus and (6) of any determination by the Company that a post-effective amendment to a Company Registration Statement would be appropriate.
          (vi) The Company shall furnish counsel for the Holders of Registrable Shares and counsel for any underwriters of Registrable Shares, copies of any request by the Commission or any state securities authority for amendments or supplements to a Company Registration Statement or Prospectus or for additional information.
          (vii) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Company Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order.
          (viii) The Company shall furnish to each Holder of Registrable Shares, without charge, at least one conformed copy of each Company Registration Statement and any post-effective amendments thereto (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested), if such documents are not available via EDGAR.
          (ix) The Company shall cooperate with the selling Holders of Registrable Shares to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends; and cause such Registrable Shares to be in such denominations and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least two business days prior to the closing of any sale of Registrable Shares.
          (x) Upon the occurrence of any event or the discovery of any facts as contemplated by Section 5(a)(v)(5) hereof, the Company shall use its reasonable best efforts to prepare a supplement or post-effective amendment to a Company Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission or, alternatively, to notify the Holders that no such amendment or supplement is necessary. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request.
          (xi) The Company shall obtain CUSIP numbers for all Registrable Shares not later than the effective date of a Company Registration Statement, and provide the transfer agent with printed or word-processed certificates for the Registrable Shares in a form eligible for deposit with the Depositary.
          (xii) The Majority Holders of such Registrable Shares included in an offering shall have the right to direct the Company to effect not more than one underwritten offering in connection with a Shelf Registration and not more than one underwritten offering in connection with a Demand Registration. The Majority Holders shall have the right to select the managing underwriter(s) for such underwritten offering(s). In connection with such underwritten offering(s), the Company shall enter into agreements (including underwriting agreements or similar agreements) and take all other customary and appropriate actions (including those reasonably requested by the holders of a majority in liquidation preference of the Registrable Shares being sold) in order to expedite or facilitate the disposition of such Registrable Shares and in such connection, in a manner that is reasonable and customary:
          (A) make representations and warranties to the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by the managing underwriter(s);

          (B) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)) addressed to the underwriters, covering the matters customarily covered in opinions requested in sales of preferred stock or underwritten offerings of preferred stock and such other matters as may be reasonably requested by the managing underwriter(s);
          (C) obtain “comfort letters” and updates thereof with respect to such Company Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by reference therein from the Company’s independent certified public accountants and from the independent certified public accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Company Registration Statement, each addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort letters” to underwriters in connection with similar underwritten offerings and such letters to be delivered at the time of the pricing of such underwritten registration with an update to such letter to be delivered at the time of closing of such underwritten registration;
          (D) if an underwriting agreement or other similar agreement is entered into, cause the same to set forth indemnification and contributions provisions and procedures substantially equivalent to the indemnification and contributions provisions and procedures set forth in Section 10 hereof with respect to the underwriters and all other parties to be indemnified pursuant to Section 10 hereof or such other indemnification and contributions as shall be satisfactory to the Company and the managing underwriter(s); and
          (E) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar underwritten offerings of debt securities.
The documents referred to in Sections 5(a)(xii)(B) and 5(a)(xii)(E) shall be delivered at the closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any such underwritten offering, the Company shall provide written notice to the Holders of all Registrable Shares of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 15 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering.
          (xiii) The Company shall make available for inspection by representatives of the Holders of the Registrable Shares and any underwriters participating in any disposition pursuant to a Company Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial statements and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Company Registration Statement.
          (xiv) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and, with respect to each Company Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
          (xv) The Company shall cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel.
          (xvi) A reasonable time prior to the filing of any Company Registration Statement, any Prospectus, any amendment to a Company Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Company Registration Statement or a Prospectus after the initial filing of a Company Registration Statement, the Company shall provide copies of such document to the Investor on behalf of such Holders; and make representatives of the Company as shall be reasonably requested by the Holders of Registrable Shares, or the Investor on behalf of such Holders, available for discussion of such document.
          (b) The Company may require each Holder of Registrable Shares to promptly (and in any event within 20 days of a written request) furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing, and may require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder, in each case, as a condition to including such Holder’s Shares in the Company Registration Statement.
          (c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Section 5(a)(v)(2) through 5(a)(v)(6) hereof, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to a Company Registration Statement until receipt by such Holder of (i) the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(x) hereof or (ii) written notice from the Company that the Company Registration Statement, respectively, are once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice. Nothing in this paragraph shall prevent the accrual of Default Payments on any Shares.

               If the Company shall give any such notice to suspend the disposition of Registrable Shares pursuant to the immediately preceding paragraph, the Company shall use its reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Company Registration Statement or the Prospectus included therein and shall extend the period during which the Company Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the earlier of the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders that the Company Registration Statement is once again effective or that no supplement or amendment is required.
Section 6. Expenses
          The Company shall pay all Expenses in connection with any 144A Offering, any Shelf Registration or any Demand Registration.
Section 7. Liquidated Damages
          If the Shares have not been redeemed and (i) the Offering Memorandum has not been delivered or a Company Registration Statement or Registration Statement has not been filed or declared effective with the Commission in accordance with a demand made pursuant to Section 2, 3 or 4 of this Agreement, or (ii) after a Company Registration Statement has been declared effective, it ceases to be effective or otherwise becomes unusable by the Holders of Shares who are selling stockholders thereunder for any reason, and the aggregate number of calendar days in any consecutive twelve (12) month period for which such Company Registration Statement shall not be usable exceeds 30 days in the aggregate (each such event referred to in clauses (i) and (ii), a “Registration Default”), a cash payment which the Company acknowledges shall constitute liquidated damages for any such condition (“Default Payment”) shall be payable quarterly in arrears on each Dividend Payment Date (as defined in the Articles Supplementary for the Shares) to all record Holders of Registrable Shares (in addition to any regular distribution accruing or payable on such Shares) and will accrue beginning on (and including) the date on which any such Registration Default shall occur and ending on (but excluding) the date on which all Registration Defaults have been cured. Default Payments shall accrue at a rate of $0.25 (equivalent to 1.00% of the $25.00 liquidation preference) per annum per Share. The Company shall cause the Default Payments to be paid on the regular Dividend Payment Date, whether or not the Company shall have declared a dividend or other distribution on the Shares for such quarter.
          The parties to this Agreement agree that the record Holders of Registrable Shares may suffer damages in the event that a Registration Default has occurred and is continuing, and that it would not be possible to ascertain the amount of such damages. The parties to this Agreement further agree that the Default Payments shall be liquidated damages provided for in this Section 7 of this Agreement and constitute a reasonable estimate of the damages that may be incurred by the holders by reason of a Registration Default.

Section 8. Specific Enforcement
          Without limiting the remedies available to the Investor and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2 through 7 hereof may result in material irreparable injury to the Investor or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investor and any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 2 through 7 hereof.
Section 9. Underwritten Registrations
          If any of the Registrable Shares covered by any Shelf Registration or any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Shares included in such offering, subject to the consent of the Company, which consent shall not be unreasonably withheld.
          No Holder of Registrable Shares may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
Section 10. Indemnification and Contribution
          (a) The Company agrees to indemnify and hold harmless the Investor and each Holder, underwriter who participates in an offering of Registrable Shares (each, an “Underwriter”), and each Person, if any, who controls the Investor or any Holder or Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:
          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Company Registration Statement pursuant to which Shares were offered or Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Offering Memorandum or Prospectus or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and
          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;
provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Investor or any Holder or Underwriter with respect to the Investor or such Holder or Underwriter expressly for use in the Offering Memorandum (or any amendment or supplement thereto), Company Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto).
          (b) The Investor and each Holder and Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company, each director and officer of the Company, the Investor and each other selling Holder and Underwriter, and each Person, if any, who controls the Company or the Investor or any other selling Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a) hereof, as incurred, with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Offering Memorandum (or any amendment or supplement thereto) or any Company Registration Statement pursuant to which Registrable Shares were registered under the Securities Act (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to the Investor or any Holder or Underwriter furnished to the Company by the Investor or any Holder or Underwriter, respectively, expressly for use in such Offering Memorandum (or any amendment or supplement thereto), Company Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto); provided, however, that none of the Investor or such Holder or Underwriter shall be liable for any claims hereunder in excess of the amount of net proceeds received by the Investor or any Holder or Underwriter from the sale of Registrable Shares pursuant to such Offering Memorandum or Company Registration Statement.
          (c) Any party that proposes to assert the right to be indemnified under this Section 10 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 10, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 10 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 10 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.
          (c) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 10 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (d) The Company, the Investor, the Holders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
          (e) Notwithstanding the provisions of this Section 10, none of the Investor or any Holder or Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Shares sold by it were offered exceeds the amount of any damages that the Investor or such Holder or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
          (f) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (g) For purposes of this Section 10, each Person, if any, who controls the Investor or any Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Investor or any Holder or Underwriter, as the case may be, and each director and officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The respective obligations of the Investor, Holders and Underwriters to contribute pursuant to this Section 10 are several in proportion to the liquidation preference of Shares purchased by them and not joint.
          (h) The indemnity and contribution provisions contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Investor or any Holder, Underwriter, or any Person controlling the Investor or any Holder or Underwriter, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) any sale of Shares in a 144A Offering; and (iv) any sale of Registrable Shares pursuant to a Company Registration Statement.

Section 11. Miscellaneous
          (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof, without the written consent of the Holders of at least a majority in aggregate liquidation preference of the outstanding Registrable Shares.
          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate liquidation preference of the outstanding Registrable Shares affected by such amendment, modification, supplement, waiver or departure.
          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder (other than the Investor), at the most current address set forth on the records of the transfer agent for the Shares, (ii) if to the Investor, at the most current address given by the Investor to the Company by means of a notice given in accordance with the provisions of this Section 11(c), which address initially is the address set forth in the Purchase Agreement; and (iii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, first class, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.
          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Shares in violation of the terms hereof or of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.
          (e) Third Party Beneficiary. Each Holder and Underwriter shall be a third party beneficiary of the agreements made hereunder between the Company, on the one hand, and the Investor, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder. Each Holder, by its acquisition of Shares, shall be deemed to have agreed to the provisions of Section 10(b) hereof.
          (f) Time of the Essence. Time shall be of the essence in all matters under this Agreement.
          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (i) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULE 327(B), WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICT OF LAW.
          (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first written above.

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
	Name:	David A. Brooks
	Title:	Chief Legal Officer

This Investor Rights Agreement is confirmed and accepted as of the date first above written by the undersigned as the Investor.

WACHOVIA INVESTMENT HOLDINGS, LLC
By:	/s/ Rex E. Rudy
	Name:	Rex E. Rudy
	Title:	Managing Director